Exhibit 10.3

Columbia Sussex Corporation

207 Grandview Drive
Ft. Mitchell, Kentucky 41017

October 3, 2005

Penn National Gaming, Inc.
825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

Re:                             Argosy Casino Baton Rouge:

Agreement to Execute Securities Purchase Agreement

Reference is made to the Agreement to Execute Securities Purchase Agreement, dated as of June 20, 2005 (the “Agreement to Execute”), by and among Penn National Gaming, Inc., a Pennsylvania corporation (“Penn”), CP Baton Rouge Casino, L.L.C., a Louisiana limited liability company (“Buyer”), and Columbia Sussex Corporation, a Kentucky corporation (“Columbia Sussex”).

To facilitate the approval of the transactions contemplated by the Securities Purchase Agreement (as defined below) by the Louisiana gaming authorities, the parties hereto agree that, effective as of the date hereof:

(i)            Wimar Tahoe Corporation, a Nevada corporation (“Wimar Tahoe”), shall be substituted for, and shall replace, Columbia Sussex as a party to, and shall be the “Parent Guarantor” under, the Agreement to Execute;

(ii)           the “Securities Purchase Agreement” referred to in clause (a) of Section 1(a) of the Agreement to Execute shall be the Securities Purchase Agreement substantially in the form attached hereto as Annex A (the “Securities Purchase Agreement”); and

(iii)          the “Transition Services Agreement” referred to in clause (b) of Section 1(b) of the Agreement to Execute shall be the Transition Services Agreement substantially in the form attached as Exhibit D to the Securities Purchase Agreement (as defined above).

This letter agreement incorporates herein by reference the provisions of Paragraph 10 of the Agreement to Execute.

[signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement in accordance with its terms.

Very truly yours,

Columbia Sussex Corporation

			By:	/s/ William J. Yung
				Name:	William J. Yung
				Title:	President

CP Baton Rouge Casino, L.L.C.

			By:	/s/ William J. Yung
				Name:	William J. Yung
				Title:	President

Wimar Tahoe Corporation

			By:	/s/ William J. Yung
				Name:	William J. Yung
				Title:	President

Accepted and agreed to as of the date first written above:

Penn National Gaming, Inc.

By:	/s/ Robert S. Ippolito
	Name:	Robert S. Ippolito
	Title:	Vice President, Secretary and Treasurer

Argosy Gaming Company

By:	/s/ Robert S. Ippolito
	Name:	Robert S. Ippolito
	Title:	Treasurer and Secretary